Exhibit 10.5

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification No. 27

To the

WorldView3 Instrument Purchase Agreement #60151

This Modification No. 27 (“the Modification”) to WorldView 3 Instrument Purchase Agreement #60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO 80503; and ITT Space Systems, LLC., a subsidiary of Exelis, Inc. a Delaware corporation with its principal offices located at 400 Initiative Drive,, Rochester, New York, 14606-0488 (“Contractor”). As used in this Agreement, “Party” means either DigitalGlobe or Contractor, as appropriate, and “Parties” means DigitalGlobe and Contractor.

WHEREAS, DigitalGlobe and Contractor entered into the WorldView3 Instrument Purchase Agreement #60151 (“Agreement”) on August 27, 2010;

Now, THEREFORE, the parties hereby agree to amend the Agreement to incorporate the following Software Firmware Updates Proposal 13-401 — (included as Attachment #1).

Scope:                Update the [[**REDACTED**]].

Price:  The [[**REDACTED**]] for this modification is $22,000.00 dollars .

Period of Performance:           Generation of upgraded software and documentation - 14 weeks after ATP

Payment Milestone:

Payment Milestones #163 — Firmware upload Source Code Delivered, is hereby added via this Modification #27.

SUMMARY

The value for this Modification #27 is outlined in the following table:

Change #	Change Description	$
027	Command Generation Tool Update	$22,000.00

	TOTAL	$22,000.00

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Contract Value Summary

Previous Contract Value	$170,237,060.00
Command Generation Tool Update	$22,000.00
New Contract Value	$170,259,060.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Modification No. 27 is hereby executed and agreed to by DigitalGlobe and Contractor and shall be binding and effective as of the last date executed below.

[[**REDACTED**]]	DigitalGlobe, Inc.

[[**REDACTED**]]
Signature	Signature

[[**REDACTED**]]
Name	Name

[[**REDACTED**]]
Title	Title

[[**REDACTED**]]
Date	Date

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Attachment 1

ITT Space Systems, LLC. Revised Proposal 13-401 — Software Firmware Updates

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[[**REDACTED**]]
ITT Space Systems, LLC
Rochester, New York 14606
[[**REDACTED**]]

December 16, 2013

DigitalGlobe, Inc.

Sent via sharepoint to:

[[**REDACTED**]]

Subject: Proposal 3-401-Software Firmware Updates

Dear [[**REDACTED**]]:

ITT Space Systems, LLC, a subsidiary of Exelis, Inc. (Exelis) is pleased to submit this [[**REDACTED**]]  estimate in response to your request to update the [[**REDACTED**]] firmware per DG proposal 13-401-Firmware Upload Software Tool Development.

CONTRACT TYPE:

[[**REDACTED**]]: $22,000

BASELINE STATEMENT OF WORK: Program Management

Work to Complete:                            This task covers project management oversight, customer communications, Quality reviews, and support [[**REDACTED**]].

Develop & [[**REDACTED**]]

Work to complete:                               Update the [[**REDACTED**]].

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Firmware Upload Tool Documentation Update

Work to complete:                               Update all software tool release notes and user guides.
[[**REDACTED**]]

PERIOD OF PERFORMANCE

Generation of upgraded software and documentation - 14 weeks after ATP

INVOICING/BILLING:

This activity will result in one (1) milestone payment depending on baseline option selected.

Firmware Upgrade Only

#159-Firmware Upload tool [[**REDACTED**]] - $22,000

Payment terms are net 30 days from the date of the invoice.  A 2% per month charge shall be applied to any payment s for any past due balance carried beyond 30 calendar days.

The Terms and Conditions are in accordance with the prime contract #60151.

[[**REDACTED**]]

lTT Space Systems, LLC appreciates the opportunity to provide this proposal.  Should you have any questions or require additional information, please feel free to contact me directly.

Regards,

[[**REDACTED**]]

ITT Space Systems, LLC

[[**REDACTED**]]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Modification No. 28
To the
WorldView3 Instrument Purchase Agreement #60151

This Modification No. 28 (“the Modification”) to WorldView 3 Instrument Purchase Agreement #60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO 80503; and ITT Space Systems, LLC., a subsidiary of Exelis, Inc. a Delaware corporation with its principal offices located at 400 Initiative Drive„ Rochester, New York, 14606-0488 (“Contractor”). As used in this Agreement, “Party” means either DigitalGlobe or Contractor, as appropriate, and “Parties” means DigitalGlobe and Contractor.

WHEREAS, DigitalGlobe and Contractor entered into the WorldView3 Instrument Purchase Agreement #60151 (“Agreement”) on August 27, 2010;

Now, THEREFORE, the parties hereby agree to amend the Agreement to incorporate the following Specification Revision # 9 (Title page (including document # and release date) and change pages included as attachment 1).

Scope: Specification Rev. 9 is a cleanup of the specification which includes some previous TBD’s, TBR’s, and minor clarification wording changes.

Price: There is no cost associated with this revision.

Period of Performance:             This revision will become effective when signed by both companies.

Payment Milestone:                 None

SUMMARY

The value for this Modification #28 is outlined in the following table:

Change #	Change Description	$
028	Specification Revision #9	0.00

	TOTAL	$0.00

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Contract value Summary

Previous Contract Value	$170,259,060.00
Command Generation Tool Update	$0.00
New Contract Value	$170,259,060.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Modification No. 28 is hereby executed and agreed to by DigitalGlobe and Contractor and shall be binding and effective as of the last date executed below.

Contractor	DigitalGlobe, Inc.

[[**REDACTED**]]	/s/ Steve Linn
Signature	Signature

[[**REDACTED**]]	Steve Linn
Name	Name

[[**REDACTED**]]	VP, SPACE SYSTEMS
Title	Title

[[**REDACTED**]]	1/27/2014
Date	Date

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

WV-3 Instrument Spec
Document Number 10329742

Attachment 1

WV3 Instrument Specification Revision 9 – Title and Change pages

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